UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 KONTOOR BRANDS, INC. (Name of registrant as specified in its charter) (Name of person(s) filing proxy statement, if other than the registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61269-P21550 KONTOOR BRANDS, INC. You invested in KONTOOR BRANDS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 24, 2025. Vote Virtually at the Meeting* April 24, 2025 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/KTB2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. KONTOOR BRANDS, INC. 400 NORTH ELM STREET GREENSBORO, NC 27401 2025 Annual Meeting Vote by April 23, 2025 11:59 PM ET

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61270-P21550 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect eight directors for a term ending at the 2026 annual meeting of shareholders. Nominees: 1a. Scott H. Baxter For 1b. Maryelizabeth R. Campbell For 1c. Ashley D. Goldsmith For 1d. Robert M. Lynch For 1e. Andrew E. Page For 1f. Mark L. Schiller For 1g. Robert K. Shearer For 1h. Shelley Stewart, Jr. For 2. To ratify the appointment of PricewaterhouseCoopers LLP as Kontoor’s independent registered public accounting firm for the fiscal year ending January 3, 2026. For 3. To approve the compensation of Kontoor’s named executive officers as disclosed in our proxy statement. For NOTE: To transact such other business as may properly come before the meeting and any adjournments thereof.